SCHEDULE OF COMPANY’S LIQUIDITY (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Liquidity And Capital Resources
Cash and Cash Equivalents	$ 23,376	$ 14,707
Other Receivables	117	63
Investments in Financial Assets	9,449	14,222
Total	$ 32,942	$ 28,992